EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation of our report dated April 13, 2000, which is incorporated in this Annual Report on Form 10-K.

Killman, Murrell and Company, P.C.

Dallas, Texas
May 9, 2000